SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                                Amendment No.

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials




                           Staten Island Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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     to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     [_]  Fee paid previously with preliminary materials.

     [_]  Check box if any part of the fee is offset as provided by Exchange Act
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

[LOGO]
STATEN ISLAND BANCORP, INC.
15 BEACH STREET
STATEN ISLAND, NEW YORK 10304
(718) 447-7900


                                                April 24, 2001


To: Participants in the SI Bank & Trust 401(k) Plan

     For those of you who have not yet voted, I again urge each of you to vote as a means of participation in the governance of the affairs of the Company.

     In the letter that accompanied your Proxy Statement and voting instruction card, I stated that I hoped that you will vote in the manner recommended by the Board of Directors, but the most important thing is that you vote in whatever manner you deem appropriate.

     Just to reiterate, the Board of Directors has recommended that you vote as follows:

                        Proposal 1 - For
                        Proposal 2 - For
                        Proposal 3 - Against

     To make voting easier, you have the option of voting by telephone or through the Internet. Both of these methods simplify the option of voting in the manner recommended by the Board of Directors. If you have previously voted, and wish to change your vote, please contact Donald C. Fleming at (718) 556-6517.

     If you have not yet voted, please take a moment to do so now. Your vote is important.

                                                 Sincerely,

                                                 /s/ Harry P. Doherty

                                                 Harry P. Doherty
                                                 Chairman of the Board
                                                   and Chief Executive Officer

[LOGO]
STATEN ISLAND BANCORP, INC.
15 BEACH STREET
STATEN ISLAND, NEW YORK 10304
(718) 447-7900

                                                April 24, 2001

To: Participants in the Staten Island Bancorp, Inc.
    Employee Stock Ownership Plan

     For those of you who have not yet voted, I again urge each of you to vote as a means of participation in the governance of the affairs of the Company.

     In the letter that accompanied your Proxy Statement and voting instruction card, I stated that I hoped that you will vote in the manner recommended by the Board of Directors, but the most important thing is that you vote in whatever manner you deem appropriate.

     Just to reiterate, the Board of Directors has recommended that you vote as follows:

                        Proposal 1 - For
                        Proposal 2 - For
                        Proposal 3 - Against

     To make voting easier, you have the option of voting by telephone or through the Internet. Both of these methods simplify the option of voting in the manner recommended by the Board of Directors. If you have previously voted, and wish to change your vote, please contact Donald C. Fleming at (718) 556-6517.

     If you have not yet voted, please take a moment to do so now. Your vote is important.

                                                Sincerely,

                                                /s/ Harry P. Doherty

                                                Harry P. Doherty
                                                Chairman of the Board
                                                  and Chief Executive Officer